SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 5, 2000
                                                 ----------------


                                 TBC CORPORATION

             (Exact name of registrant as specified in its charter)


    Delaware                    0-11579                           31-0600670
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(State or other               (Commission                        (IRS Employer
jurisdiction of               File Number)                      Identification
incorporation)                                                            No.)



4770 Hickory Hill Road, Memphis, Tennessee                               38141
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  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (901) 363-8030
                                                    ---------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)







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Item 5.      Other Events.
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         On June 5,  2000,  TBC  Corporation  issued a Press  Release,  Facts In
Brief, and 1999 Pro Forma Financial Statements relating to its acquisition of Tire Kingdom, Inc.

         The text of these documents is being filed as an Exhibit to this Form 8-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Exhibits - See Exhibit Index.





                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TBC CORPORATION
                                                ---------------
                                                (Registrant)



June 8, 2000                                    By:    /s/ Ronald E. McCollough
------------                                          -------------------------
(Date)                                                 Ronald E. McCollough
                                                       Executive Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer










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                                  EXHIBIT INDEX
                                  -------------

Exhibit No. and Description:

(99)        Additional Exhibits.

   99.1 June 5,2000 Press Release of TBC Corporation, Facts in Brief, and 1999 Pro Forma Financial Statements relating to TBC's acquisition of Tire Kingdom, Inc.





























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